Exhibit 10.1

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $815,565

Issue Date: August 23, 2022

UNSECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Enviro Technologies U.S., Inc., a Florida corporation (hereinafter called the “Borrower”) hereby promises to pay to the order of John A. DiBella (the “Holder”) the principal sum of $815,565 (the “Principal Amount”) with interest at the rate of six percent (6%) per year (the “Stated Rate”), on the dates set forth below or upon acceleration or otherwise, as set forth herein (the “Note”) in exchange for dismissal of 100% of the liabilities due by the Borrower to the Holder in the form of accrued or unpaid payroll, expense reimbursements or other debt instruments due on the Issue Date and Closing Date as defined under the Share Exchange Agreement dated August 23, 2022 (the “Share Exchange Agreement”).

The maturity date shall be 365 days (the “Term”) from the Issue Date (the “Maturity Date”). The Principal Amount, as well as any accrued and unpaid interest and other fees, shall be due and payable in accordance with the payment terms set forth in Article I herein.

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address or bank the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. As used in this Note, the term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of Florida are authorized or required by law or executive order to remain closed.

The following additional terms shall also apply to this Note:

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Article I. Payments

1.1       Payment of Principal or Interest. The Company shall pay principal and interest to the Holder on a pro rata basis at the rate of 6% per annum, payable monthly until the end of the Term or until the note is either paid in full or converted. The Holder has the right to not accept payment and convert said payment into common shares of stock at the end of 365 day period. If, however, the Holder refuses payment then no further interest will be accrued on the loan from the date of refusal to maturity.

Article II. Conversion

2.1       Voluntary Conversion. At any time after the Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of common stock of the Borrower (the “Common Stock”) or surviving entity post possible future acquisitions at the option of the Holder, at a share price of $0.06 per share which represents the closing share price on August 23, 2022, the day prior to the press release announcing the Share Exchange Agreement, (“the Conversion Price”) at any time so long as the Borrower is not subject to any conversion limitations at the time of conversion. The Holder shall effect conversions by delivering to the Borrower a Notice of Conversion, the form of which will be provided to the Holder upon is attached hereto as Appendix A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

Article III. Default

It shall be considered an event of default if any of the following events listed in this Article II (each, an “Event of Default”) shall occur:

3.1            Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration, or otherwise.

3.2            Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and such breach continues for a period of ten (10) days.

3.3            Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note and the Share Exchange Agreement.

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3.4            Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5           Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $1,000,000, and shall remain unvacated, unbonded, or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.6           Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7            Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.8           Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.9            Illegality. Any court of competent jurisdiction issues an order declaring this Note, the Share Exchange Agreement or any provision hereunder or thereunder to be illegal.

3.10        Cross-Default. Notwithstanding anything to the contrary contained in this Note, a breach or default by the Borrower of any covenant or other term or condition contained in any of the other financial instruments, including but not limited to all promissory notes, currently issued, or  hereafter issued, by the Borrower, to the Holder or any other 3rd party (the “Other Agreements”), after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

During the continuation of any Event of Default specified in this Article II, exercisable through the delivery of written notice to the Borrower by the Holder (the “Default Notice”) (provided, however, that no Default Notice need to be provided by the Holder and no notice and no cure period shall apply in the case of the Events of Default specified in Sections 3.1, 3.4, 3.6, and 3.7 above), this Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount (the “Default Amount”) equal to the Principal Amount then outstanding plus accrued interest through the date of full repayment. Upon an uncured Event of Default, all amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived by the Borrower, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including, without limitation, those set forth in this Note.

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Article IV. Miscellaneous provisions

4.1           Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as follows:

If to the Borrower, to:

Enviro Technologies U.S., Inc.

If to the Holder:

John A. DiBella

4.3            Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4           Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5            Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by

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either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts located in Florida. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

4.7            THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

4.8           The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or the Share Exchange Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.9            Prepayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may prepay any amount outstanding under this Note, prior to the Maturity Date, by making a payment to the Holder of an amount in cash equal to the outstanding Principal Amount owed under the Note plus all unpaid interest through the remainder of the Term, subject to the Holder’ written acceptance in Holder’ sole discretion.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this August 23, 2022.

Holder

By: ____________________

Name: John A. DiBella

Borrower

Enviro Technologies U.S., Inc., a Florida corporation By: Name: Title:

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Appendix A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 6% Unsecured Convertible Note of Enviro Technologies U.S., Inc., a Florida corporation (the “Company”), into shares of common stock, par value $_______ of _______________________ (the “Common Stock”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by _____________________ in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company and _________________ that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_____________of Interest Accrued on Account of Conversion at Issue.

Conversion price:

Number of shares of Common Stock to be issued:

Signature:

Holder Name:

Address:

Delivery Instructions:

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